SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 22, 2015

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 West 6th Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 28, 2015, the Company issued a press release announcing its results for its second quarter and first six months of fiscal year 2016.  The full text of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 22, 2015, as part of its annual review of executive compensation, the Compensation Committee (the “Committee”) of the Board of Directors of Cirrus Logic, Inc. approved the following equity grants for the Company’s named executive officers:

Named Executive Officer	Position	Stock Option Awards	Restricted Stock Unit Awards	Performance-based Restricted Stock Units
Jason P. Rhode	President and Chief Executive Officer	126,263	41,667	31,328
Thurman K. Case	Chief Financial Officer, Principal Accounting Officer	21,780	7,188	5,404
Andrew Brannan	Vice President, Worldwide Sales	20,833	6,875	5,169
Rashpal Sahota	Vice President and Audio General Manager, Cirrus Logic International	20,833	6,875	5,169

The price of the stock option awards will be set at the closing price on the Company’s stock on the Company’s regularly scheduled monthly grant date of November 4, 2015.  The options will have a term of ten years and 25% will vest one year from the grant date, and the remaining options will vest 1/36th monthly thereafter until fully vested after four years.  The restricted stock unit awards will also be granted on November 4, 2015, and 100% of the shares underlying the restricted stock unit awards will vest on the third anniversary of the grant date.

In addition, the Company has decided to expand the use of Performance-based Restricted Stock Units (“PBRSUs”) this year to all of the Company’s Named Executive Officers.  The Committee believes that the use of PBRSUs will further promote the achievement of our long-term strategic and operational objectives by strengthening the link of our Named Executive Officers’ compensation to stockholder value creation.  In particular, the PBRSUs awarded in 2015 compare our total stockholder return (“TSR”) over a three-year performance period (commencing at the date of grant, November 4, 2015) against the TSR of companies comprising an established technology sector index (the Philadelphia Semiconductor Index).  The total shares awarded pursuant to the PBRSUs at the end of the three-year performance period will be determined based on our TSR performance over such period relative to the TSR of members of that index. If the Company’s percentile rank at the end of the three-year period is below the 25th percentile, no shares will be awarded.   A payment equal to or above the target units can only be earned if our percentile rank of TSR is equal to or exceeds the 50th percentile of the companies comprising the members of the Philadelphia Semiconductor Index. If the Company’s percentile rank at the end of the three-year vest period is at the 75th percentile or above, the number of shares that will be awarded will be 200% of the target units. At the 25th percentile, the number of shares that will be awarded will be 25% of the target units.  Percentage payout of the number of shares awarded will be interpolated between these points based on the Company’s relative TSR.  For example, if the Company’s relative TSR performance is at the 60th percentile of the companies comprising the Philadelphia Semiconductor Index at the time the awards vest, then the Company will pay out 140% of the target units.  In addition, the total share payout is capped at a 100% percent payout when the Company’s TSR is negative.

All equity awards are subject to continued service through each vesting date.

Based on the Committee’s assessment of the compensation at peer companies, the Company’s performance over the previous twelve months, and other factors as described in the Company’s most recent proxy statement, the Committee approved the above equity grants. The Committee further weighted the relative value of each of the these long term equity awards generally as one-third RSU’s, one third stock options, and one third PRBRUs based on an estimated expense for each type of award.

Item 7.01     Regulation FD.

On October 28, 2015, in addition to issuing a press release, the Company posted on its website a shareholder letter to investors summarizing the financial results for its second quarter and first six months of fiscal year 2016.  The full text of the shareholder letter is furnished as Exhibit No. 99.2 to this Current Report on Form 8-K.

Item 8.01     Other Events.

On October 28, 2015, the Company announced that the Cirrus Logic Board of Directors authorized a share repurchase program of up to $200 million of the company’s common stock. The repurchases are expected to be funded from working capital and anticipated cash from operations, and may occur from time to time depending on general market and economic conditions.  The timing of the repurchases and the actual amount purchased will depend on a variety of factors including the market price of the company's shares, general market and economic conditions, and other corporate considerations.  The share repurchase program is designed to comply with all applicable securities laws, and may be suspended or discontinued at any time without notice.

A copy of the press release announcing the share repurchase program is attached to this Form 8-K as Exhibit 99.1.

Use of Non-GAAP Financial Information

To supplement Cirrus Logic's financial statements presented on a GAAP basis, Cirrus has provided certain non-GAAP financial information, including operating expenses, net income, income from operations, operating margin and diluted earnings per share. A reconciliation of the adjustments to GAAP results is included in the tables to the press release furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies.  These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

The information contained in Items 2.02, 7.01, and 9.01 in this Current Report on Form 8-K and the exhibits furnished hereto contain forward-looking statements regarding the Company and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.  In addition, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated October 28, 2015
Exhibit 99.2	Cirrus Logic, Inc. shareholder letter dated October 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	October 28, 2015	By:	/s/ Thurman K. Case
Name: Thurman K. Case
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated October 28, 2015
99.2	Cirrus Logic, Inc. shareholder letter dated October 28, 2015